                       LETTER TO SHAREHOLDERS


Dear Shareholder,

During the past six months, from March 31 through September 30, 1996, the Fund's net assets grew 15.8% to $10,815,304 while the number of shareholders increased 17.1% to 1,050. As reported in our March 31 semi-annual, we expected shareholder growth to exceed the 1,000 mark by the end of June. Having achieved this goal a month in advance, we extend our thanks to all shareholders. Since May 24, 1996, the Fund's NAV has been carried daily in both the Wall Street Journal and Investor's Business Daily.

The Fund is now registered in 49 states. Registration in Hawaii is pending. Our broker-dealer network totals fifty-eight as ten firms were added during the period.

Although the Federal Reserve System did not increase interest rates during this period, a stance we expected and conveyed in our semi-annual report, the general stock market was characterized by extreme volatility, found primarily in high-technology and small cap stocks. Accompanying this was the call for a 20% market correction by many respected market analysts. This caused the investing public to exercise caution regarding the commitment of new money to stock mutual funds. We, however, viewed the decline as a much needed pause following 18 months of positive market action.

Accordingly, the Fund returned a total 16.23% for the year ended September 30, 1996 compared to a gain of 20.33% for the S&P 500 Index. Larger-cap, higher profile stocks appear to have been favored by investors during the past six months, which is why we believe the S&P 500 Index continued its upward move.

In contrast the Russell 2000 Index, which consists of the smallest 2000 companies extracted from approximately 98% (a universe of 3000 companies) of the investable US equity market, returned 13.13% for the year ended September 30, 1996. Because of the Russell 2000's broader base of small cap stocks, we believe it may provide a more accurate performance measurement of the types of stocks the Fund holds. As of September 30, 1996, 41.46% of stocks held by the Fund are included in the Russell 2000 Index while only 14.63% of Fund stocks are found in the S&P 500 Index. This analysis excludes warrants and rights.

With this background, we introduce the Russell 2000 Index as an additional benchmark against which shareholders can compare the Fund. Comparing the Fund's year-to-date performance to the Russell 2000's, we attribute our positive results to the fact that the Fund, as part of its investment discipline, holds few technology stocks, issues that sold-off significantly during July. Additionally, the private market values of two of the Fund's stocks were recognized by the marketplace as they each received acquisition offers.

As the Fund enters its fourth year of activity, closing out the last calendar quarter of 1996, it is poised to benefit from an environment in which the economy will grow at a modest pace. Widespread concerns regarding severe increases in wages, energy and raw materials have proven to be unfounded, thereby keeping inflation and interest rates at stable levels.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, and companies emerging from bankruptcy, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which affords five good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely yours,

/s/ John L. Keeley, Jr.
John L. Keeley, Jr.
President

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

                                      LOGO

                            Average total returns***
                      for periods ended September 30, 1996

                         12 MOS ENDED  SINCE INCEPTION
                           9/30/96    10/1/93 TO 9/30/96
                         ------------ ------------------
        KSCVF               +16.23%         +13.32%
        KSCVF (includes
         max 4 1/2%
         front-end load)    +11.00%         +11.60%
        S&P 500             +20.33%         +17.42%
        Russell 2000        +13.13%         +12.74%

*  Performance graph includes deduction of the 4 1/2% front end load.
** S&P 500 and Russell 2000 returns are calculated with reinvested dividends and assumes no transaction costs.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1996

ASSETS:
Investments at value (cost $8,373,138)               $10,848,205
Cash                                                         556
Receivables for shares issued                              7,449
Dividends and interest receivable                          5,632
Prepaid expenses                                           9,738
Organization costs, net of accumulated amortization        8,961
                                                     -----------
Total Assets                                          10,880,541
                                                     -----------
LIABILITIES:
Payable to Adviser                                         7,224
Payable for securities purchased                          16,737
Payables for shares redeemed                                 308
Other accrued expenses                                    40,968
                                                     -----------
Total Liabilities                                         65,237
                                                     -----------
NET ASSETS                                           $10,815,304
                                                     ===========
NET ASSETS CONSIST OF:
Capital stock                                         $7,949,171
Accumulated net realized gain on investments             391,066
Unrealized net appreciation on investments             2,475,067
                                                     -----------
TOTAL NET ASSETS                                     $10,815,304
                                                     ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                            10,000,000
Issued and outstanding                                   744,959
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE            $14.52
                                                     ===========
OFFERING PRICE PER SHARE                                  $15.20
                                                     ===========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1996

INVESTMENT INCOME:
Dividend income                                        $66,953
Interest income                                         13,991
                                                    ----------
                                                        80,944
                                                    ----------
EXPENSES:
Investment advisory fees                                91,212
Administration fees                                     35,000
Transfer agent fees and expenses                        31,137
Professional fees                                       27,455
Fund accounting fees                                    23,136
12b-1 fees                                              22,803
Federal and state registration fees                     13,894
Custody fees                                             8,070
Reports to shareholders                                  6,280
Amortization of organization costs                       4,480
Directors' fees                                          3,280
Other                                                    1,925
                                                    ----------
Total expenses before waiver                           268,672
Waiver of fees                                         (40,643)
                                                    ----------
Net expenses                                           228,029
                                                    ----------
Net investment loss                                   (147,085)
                                                    ----------
REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                       451,325
Increase in unrealized appreciation on investments   1,090,906
                                                    ----------
Net gain on investments                              1,542,231
                                                    ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                          $1,395,146
                                                    ==========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996

  NUMBER
 OF SHARES                                                 VALUE
 ---------                                              -----------
           COMMON STOCK                          96.30%
           BUILDING MATERIALS                     1.27%
  10,000   Nortek, Inc.*                                $   137,500
                                                        -----------
           CHEMICALS                              1.19%
   3,000   Praxair, Inc.                                    129,000
                                                        -----------
           COMMUNICATIONS AND MEDIA              12.38%
   5,000   360 Communications Co.*                          117,500
   4,500   Ackerley Communications, Inc.                    150,188
   4,000   Airtouch Communications, Inc.*                   110,500
  12,000   Anacomp, Inc.*                                    99,000
   4,500   Associated Group, Inc. Class A*                  142,875
   5,000   Billing Information Concepts Corp.*              111,250
   5,000   Cox Communications, Inc.
            Class A*                                         91,875
   3,000   GC Companies, Inc.*                              108,000
   3,500   Lin Television Corp.*                            143,500
   4,500   Telemundo Group, Inc. Class A*                   154,125
   6,500   U.S. West Media Group, Inc.*                     109,687
                                                        -----------
                                                          1,338,500
                                                        -----------
           CONSUMER SERVICE                       2.42%
   8,000   Kinder Care Learning Centers, Inc.*              128,000
   3,000   Pittway Corp. Class A                            133,875
                                                        -----------
                                                            261,875
                                                        -----------
           CONTAINERS                             2.48%
   5,500   Alltrista Corp.*                                 116,875
   8,000   Premark International, Inc.                      151,000
                                                        -----------
                                                            267,875
                                                        -----------
           DISTRIBUTORS--CONSUMER PRODUCTS        0.97%
  15,500   Primesource Corp.                                104,625
                                                        -----------
           ELECTRICAL EQUIPMENT                   2.17%
   6,500   AMETEK, Inc.                                     122,688
   6,000   Westinghouse Electric Corp.                      111,750
                                                        -----------
                                                            234,438
                                                        -----------
           ELECTRONICS                            3.92%
   6,000   Imation Corp.*                                   147,000
   5,500   Moog, Inc. Class B*                              127,875
   2,400   Western Atlas, Inc.*                             149,400
                                                        -----------
                                                            424,275
                                                        -----------

  NUMBER
 OF SHARES                                                  VALUE
 ---------                                               -----------
           ENGINEERING AND CONSTRUCTION            3.84%
   6,500   Bucyrus International, Inc.*                  $    60,125
  11,500   Commercial Intertech Corp.                        132,250
   7,000   Emcor Group, Inc.*                                105,875
  12,000   Morrison Knudsen Corp.*                           117,000
                                                         -----------
                                                             415,250
                                                         -----------
           ENTERTAINMENT AND LEISURE               1.05%
  13,000   Aztar Corp.*                                      113,750
                                                         -----------
           ENVIRONMENTAL CONTROL                   2.34%
   3,000   Culligan Water Technologies, Inc.*                113,625
   9,000   Cuno, Inc.*                                       139,500
                                                         -----------
                                                             253,125
                                                         -----------
           FINANCE COMPANY                         1.30%
   5,500   Lehman Brothers Holdings, Inc.                    140,250
                                                         -----------
           FINANCIAL SERVICES                      3.71%
   5,500   Duff & Phelps Credit Rating Corp.                 121,687
  17,000   Phoenix Duff & Phelps Corp.                       106,250
   2,800   White River Corp.*                                173,600
                                                         -----------
                                                             401,537
                                                         -----------
           FOOD, BEVERAGE AND TOBACCO              5.82%
   6,050   Consolidated Products, Inc.*                       95,288
   4,000   Earthgrains Co.                                   154,000
   4,000   Interstate Bakeries Corp.                         146,000
   8,500   Tasty Baking Co.                                  107,312
   5,500   Whitman Corp.                                     127,188
                                                         -----------
                                                             629,788
                                                         -----------
           FURNITURE/HOME APPLIANCES               2.48%
  11,000   Eljer Industries, Inc.*                           107,250
  11,000   Furniture Brands International, Inc.*             160,875
                                                         -----------
                                                             268,125
                                                         -----------
           HOUSEHOLD PRODUCTS                      2.70%
   4,500   Masco Corp.                                       135,000
   6,000   U.S. Industries, Inc.*                            157,500
                                                         -----------
                                                             292,500
                                                         -----------
           HOUSING                                 3.06%
   8,500   Kaufman & Broad Home Corp.                        110,500
  15,500   MDC Holdings, Inc.                                104,625
   9,000   Walter Industries, Inc.*                          115,875
                                                         -----------
                                                             331,000
                                                         -----------

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1996

  NUMBER
 OF SHARES                                                    VALUE
 ---------                                                 ------------
           INSURANCE                                 7.99%
   4,500   American Financial Group, Inc.                  $    141,750
   5,500   Equitable Companies, Inc.                            141,625
   2,000   Finova Group, Inc.                                   120,000
   7,500   Highlands Insurance Group, Inc.*                     150,000
   2,700   Transport Holdings, Inc. Class A*                    187,650
   2,500   Unitrin, Inc.                                        123,125
                                                           ------------
                                                                864,150
                                                           ------------
           LODGING                                   4.99%
   9,500   Host Marriott Corp.*                                 137,750
  16,900   Host Marriott Services Corp.*                        137,313
   3,000   Marriott International, Inc.                         165,375
   6,000   Prime Hospitality Corp.*                              99,000
                                                           ------------
                                                                539,438
                                                           ------------
           MACHINERY                                 4.10%
   4,500   Gardner Denver Machinery, Inc.*                      137,250
   5,500   Global Industrial Technologies, Inc.*                101,062
  17,000   IMO Industries, Inc.*                                 93,500
  14,000   TransPro, Inc.                                       112,000
                                                           ------------
                                                                443,812
                                                           ------------
           MANUFACTURING                             2.24%
   7,000   ACX Technologies, Inc.                               121,625
   5,000   ITT Industries, Inc.                                 120,625
                                                           ------------
                                                                242,250
                                                           ------------
           OIL AND GAS--EQUIPMENT & SERVICES         3.80%
   2,500   Cooper Cameron Corp.*                                143,437
  10,500   Lone Star Technologies, Inc.*                        153,562
  10,000   RPC, Inc.*                                           113,750
                                                           ------------
                                                                410,749
                                                           ------------
           PHARMACEUTICALS AND HEALTHCARE PRODUCTS   2.24%
  15,000   Community Psychiatric Centers*                       140,625
   8,500   Morrison Health Care, Inc.                           102,000
                                                           ------------
                                                                242,625
                                                           ------------
           PRINTING AND PUBLISHING                   3.61%
   5,500   Bowne & Co., Inc.                                    125,812
   4,000   Media General, Inc. Class A                          126,000
   2,800   Meredith Corp.                                       138,250
                                                           ------------
                                                                390,062
                                                           ------------
           RAILROAD                                  3.08%
   3,000   Kansas City Southern Industries, Inc.                128,250
  10,000   Katy Industries, Inc.                                108,750
  13,000   Providence and Worcester Railroad Co.                 95,875
                                                           ------------
                                                                332,875
                                                           ------------

  NUMBER
 OF SHARES                                                    VALUE
 ---------                                                 -----------
           REAL ESTATE                               1.07%
   7,000   Castle & Cooke, Inc.*                           $   115,500
                                                           -----------
           RETAIL                                    5.17%
  15,000   Genesco, Inc.*                                      140,625
   3,000   Harcourt General, Inc.                              165,750
  16,000   Phar-Mor, Inc.*                                     100,000
   7,000   Zale Corp.*                                         153,125
                                                           -----------
                                                               559,500
                                                           -----------
           SOFTWARE                                  1.08%
   6,000   Wang Laboratories, Inc.*                            117,000
                                                           -----------
           TEXTILE AND APPAREL                       2.52%
  14,000   Griffon Corp.*                                      138,250
   4,000   Payless ShoeSource, Inc.*                           134,500
                                                           -----------
                                                               272,750
                                                           -----------
           TRANSPORTATION                            1.31%
   4,500   Pittston Brink's Group                              141,188
                                                           -----------
           TOTAL COMMON STOCKS                              10,415,312
                                                           -----------
           (cost $8,059,901)
           WARRANTS AND RIGHTS                       3.79%
   4,320   Anacomp, Inc.*                                        3,780
   4,000   BJ Services Co.*                                     56,000
   6,000   Federated Department Stores Series C*                76,500
   4,000   Fleet Financial Group, Inc.*                         45,500
   6,000   Glendale Federal Savings Bank*                       48,000
   5,500   Lone Star Industries, Inc.*                          88,000
   7,500   U.S. Home Corp. Class B*                             40,313
   3,500   USG Corp.*                                           52,500
                                                           -----------
           TOTAL WARRANTS AND RIGHTS                           410,593
                                                           -----------
           (cost $290,937)
 PAR VALUE
 ---------
           DEMAND NOTES                              0.21%
 $22,300   Johnson Controls                                     22,300
                                                           -----------
           TOTAL DEMAND NOTES                                   22,300
                                                           -----------
           (cost $22,300)
           TOTAL INVESTMENTS                       100.30%
           (cost $8,373,138)                                10,848,205
           Liabilities less
            cash and other assets                  (0.30%)     (32,901)
                                                           -----------
           NET ASSETS                              100.00% $10,815,304
                                                           ===========
           *Non-income producing

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                         1996         1995
                                                      -----------  ----------
OPERATIONS:
Net investment loss                                   $  (147,085) $  (79,494)
Net realized gain on investments                          451,325     101,874
Increase in unrealized appreciation on investments      1,090,906   1,225,751
                                                      -----------  ----------
Net increase in net assets resulting from operations    1,395,146   1,248,131
                                                      -----------  ----------
DISTRIBUTIONS:
Net realized gains                                        (17,153)        --
                                                      -----------  ----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from 194,103 and 187,949 shares issued,
 respectively                                           2,587,358   2,054,266
Proceeds from 1,327 and 0 shares of distributions
 reinvested, respectively                                  16,410         --
Cost of 58,634 and 18,472 shares redeemed,
 respectively                                            (782,791)   (188,727)
                                                      -----------  ----------
Net increase from capital stock transactions            1,820,977   1,865,539
                                                      -----------  ----------
TOTAL INCREASE IN NET ASSETS                            3,198,970   3,113,670
NET ASSETS:
Beginning of period                                     7,616,334   4,502,664
                                                      -----------  ----------
End of period                                         $10,815,304  $7,616,334
                                                      ===========  ==========


                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS

                              YEAR ENDED         YEAR ENDED           YEAR ENDED
                          SEPTEMBER 30, 1996 SEPTEMBER 30, 1995 SEPTEMBER 30, 1994 (1)
                          ------------------ ------------------ ----------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD         $     12.52         $    10.26           $    10.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss                (0.19)             (0.13)               (0.06)
Net realized and
 unrealized gains on
 investments                        2.22               2.39                 0.32
                             -----------         ----------           ----------
TOTAL FROM INVESTMENT
 OPERATIONS                         2.03               2.26                 0.26
                             -----------         ----------           ----------
LESS DISTRIBUTIONS:
Net realized gains                 (0.03)               --                   --
                             -----------         ----------           ----------
NET ASSET VALUE, END OF
 PERIOD                      $     14.52         $    12.52           $    10.26
                             ===========         ==========           ==========
TOTAL RETURN (2)                   16.23%             22.03%                2.60%
SUPPLEMENTAL DATA AND
 RATIOS:
Net assets, end of
 period                      $10,815,304         $7,616,334           $4,502,664
Ratio of net expenses to
 average net assets (3)             2.50%              2.50%                2.49%
Ratio of net investment
 loss to average net
 assets (3)                        (1.61)%            (1.46)%              (0.96)%
Portfolio turnover rate            52.43%             70.59%               63.20%
Average commission rate
 paid on portfolio
 investment transactions     $    0.0501                N/A                  N/A

(1) The Fund commenced operations on October 1, 1993.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) Without fees waived, the ratio of net expenses and net investment loss to average net assets would have been 2.94% and (2.05)% for the year ended September 30, 1996; 3.94% and (2.90)% for the year ended September 30, 1995 and 5.98% and (4.45)% for the year ended September 30, 1994.


                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund commenced operations on October 1, 1993

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices when there is no last sale price available. Debt securities which are purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates current value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

  c) Distributions to Shareholders - Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at September 30, 1996, reclassifications were recorded from accumulated net investment losses to reduce capital stock by $147,085.

  d) Other - Investment transactions are recorded on the trade date plus one. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

3. INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with the Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the lowest limitations imposed by state securities administrators, the Adviser will reimburse the Fund for the amount of such excess. Accordingly, for the year ended September 30, 1996, the Adviser reimbursed the Fund $40,643. As of September 30, 1996, John Keeley, Jr., President of the Adviser, controlled either directly or indirectly 32.3% of the Fund's outstanding shares.

4. DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor") for certain promotional and other sales related costs and to permit the Fund to employ other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the rate of 0.25% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1995 to September 30, 1996, the Fund paid $18,354 of distribution fees to the Distributor.

5. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1995 to September 30, 1996, were $6,745,815 and $4,666,947, respectively. For the period from October 1, 1995 to September 30, 1996, the Fund paid $25,755 of brokerage commissions on trades of securities to the Distributor.

    At September 30, 1996, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $8,409,421, were as follows:

           Appreciation               $2,753,676
           Depreciation                 (314,892)
                                      ----------
           Net appreciation on
            investments               $2,438,784
                                      ==========

    During the year, the Fund utilized its net realized loss carryforward of $22,394.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1996

6. OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                                 SALES CHARGE
                              AS A PERCENTAGE OF
                 AMOUNT         OFFERING PRICE
                 ------       ------------------
           Less than $50,000        4.50%
           $50,000 but less
            than $100,000           4.00%
           $100,000 but less
            than $250,000           3.00%
           $250,000 but less
            than $500,000           2.50%
           $500,000 and over        2.00%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1995 to September 30, 1996, the Fund was advised that the Distributor received $52,077 of sales charges.

    Reduced sales charges are available through a right of accumulation and certain sales of Fund shares are made at net asset value per share, as specified in the Fund's Prospectus.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of KEELEY Small Cap Value Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of KEELEY Small Cap Value Fund, Inc., including the schedule of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the KEELEY Small Cap Value Fund, Inc. as of September 30, 1996, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand, LLP
Milwaukee, Wisconsin
October 24, 1996

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                     Custodian, Transfer Agent and Dividend
                                Disbursing Agent
                             FIRSTAR TRUST COMPANY
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                            COOPERS & LYBRAND L.L.P.
                              Milwaukee, Wisconsin

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.




                                 ANNUAL REPORT

                              SEPTEMBER 30, 1995